Exhibit 99.1

Silicon Laboratories Inc.

Unaudited Pro Forma Condensed Consolidated Balance Sheet

As of April 3, 2021

(in thousands, except per share data)

	Historical	Disposition Adjustments		Pro Forma
Assets
Current assets:
Cash and cash equivalents	$205,224	$2,750,000	(A)	$2,955,224
Short-term investments	367,708	--		367,708
Accounts receivable, net	103,699	--		103,699
Inventories	79,244	(26,519)	(B)	52,725
Prepaid expenses and other current assets	105,056	(1,827)	(B)	103,229
Total current assets	860,931	2,721,654		3,582,585
Property and equipment, net	141,000	(3,697)	(B)	137,303
Goodwill	631,932	(255,543)	(B)	376,389
Other intangible assets, net	154,379	(2,346)	(B)	152,033
Other assets, net	82,381	(3,072)	(B)	79,309
Total assets	$1,870,623	$2,456,996		$4,327,619

Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$68,998	$--		$68,998
Deferred revenue and returns liability	13,450	--		13,450
Other current liabilities	68,351	(436)	(B)
		35,067	(C)
		344,000	(D)	446,982
Total current liabilities	150,799	378,631		529,430
Convertible debt, net	434,288	--		434,288
Other non-current liabilities	78,557	(357)	(B)	78,200
Total liabilities	663,644	378,274		1,041,918

Commitments and contingencies

Stockholders' equity:
Preferred stock--$0.0001 par value	--	--		--
Common stock--$0.0001 par value	4	--		4
Additional paid-in capital	199,576	--		199,576
Retained earnings	1,007,173	2,078,722	(E)	3,085,895
Accumulated other comprehensive income	226	--		226
Total stockholders' equity	1,206,979	2,078,722		3,285,701
Total liabilities and stockholders' equity	$1,870,623	$2,456,996		$4,327,619

The accompanying notes are an integral part of these unaudited pro forma condensed consolidated financial statements.

Silicon Laboratories Inc.

Unaudited Pro Forma Condensed Consolidated Statement of Operations

For the Three Months Ended April 3, 2021

(in thousands, except per share data)

	Historical	Disposition Adjustments (F)		Pro Forma
Revenues	$255,505	$(97,648)		$157,857
Cost of revenues	104,922	(38,819)		66,103
Gross profit	150,583	(58,829)		91,754
Operating expenses:
Research and development	76,474	(12,459)		64,015
Selling, general and administrative	51,950	(9,496)		42,454
Operating expenses	128,424	(21,955)		106,469
Operating income (loss)	22,159	(36,874)		(14,715)
Other income (expense):
Interest income and other, net	2,875	--		2,875
Interest expense	(11,324)	--		(11,324)
Income (loss) before income taxes	13,710	(36,874)		(23,164)
Provision (benefit) for income taxes	201	1,791	(G)	1,992
Net income (loss)	$13,509	$(38,665)		$(25,156)

Earnings (loss) per share:
Basic	$0.31			$(0.57)
Diluted	$0.29			$(0.57)

Weighted-average common shares outstanding:
Basic	44,160	--		44,160
Diluted	45,832	(1,672)	(H)	44,160

The accompanying notes are an integral part of these unaudited pro forma condensed consolidated financial statements.

Silicon Laboratories Inc.

Unaudited Pro Forma Condensed Consolidated Statement of Operations

For the Year Ended January 2, 2021

(in thousands, except per share data)

	Historical	Disposition Adjustments (F)		Pro Forma
Revenues	$886,677	$(375,749)		$510,928
Cost of revenues	359,151	(143,068)		216,083
Gross profit	527,526	(232,681)		294,845
Operating expenses:
Research and development	287,887	(52,702)		235,185
Selling, general and administrative	201,339	(34,591)		166,748
Operating expenses	489,226	(87,293)		401,933
Operating income (loss)	38,300	(145,388)		(107,088)
Other income (expense):
Interest income and other, net	11,143	--		11,143
Interest expense	(34,142)	--		(34,142)
Income (loss) before income taxes	15,301	(145,388)		(130,087)
Provision (benefit) for income taxes	2,770	(17,372)	(G)	(14,602)
Net income (loss)	$12,531	$(128,016)		$(115,485)

Earnings (loss) per share:
Basic	$0.29			$(2.64)
Diluted	$0.28			$(2.64)

Weighted-average common shares outstanding:
Basic	43,775	--		43,775
Diluted	44,372	(597)	(H)	43,775

The accompanying notes are an integral part of these unaudited pro forma condensed consolidated financial statements.

Silicon Laboratories Inc.

Unaudited Pro Forma Condensed Consolidated Statement of Operations

For the Year Ended December 28, 2019

(in thousands, except per share data)

	Historical	Disposition Adjustments (F)		Pro Forma
Revenues	$837,554	$(363,769)		$473,785
Cost of revenues	327,270	(133,699)		193,571
Gross profit	510,284	(230,070)		280,214
Operating expenses:
Research and development	257,150	(51,460)		205,690
Selling, general and administrative	196,437	(33,270)		163,167
Operating expenses	453,587	(84,730)		368,857
Operating income (loss)	56,697	(145,340)		(88,643)
Other income (expense):
Interest income and other, net	13,185	--		13,185
Interest expense	(20,233)	--		(20,233)
Income (loss) before income taxes	49,649	(145,340)		(95,691)
Provision (benefit) for income taxes	30,384	(23,400)	(G)	6,984
Net income (loss)	$19,265	$(121,940)		$(102,675)

Earnings (loss) per share:
Basic	$0.44			$(2.37)
Diluted	$0.43			$(2.37)

Weighted-average common shares outstanding:
Basic	43,346	--		43,346
Diluted	44,290	(944)	(H)	43,346

The accompanying notes are an integral part of these unaudited pro forma condensed consolidated financial statements.

Silicon Laboratories Inc.

Unaudited Pro Forma Condensed Consolidated Statement of Operations

For the Year Ended December 29, 2018

(in thousands, except per share data)

	Historical	Disposition Adjustments (F)		Pro Forma
Revenues	$868,267	$(412,201)		$456,066
Cost of revenues	346,868	(145,334)		201,534
Gross profit	521,399	(266,867)		254,532
Operating expenses:
Research and development	238,347	(48,269)		190,078
Selling, general and administrative	197,844	(34,305)		163,539
Operating expenses	436,191	(82,574)		353,617
Operating income (loss)	85,208	(184,293)		(99,085)
Other income (expense):
Interest income and other, net	6,647	--		6,647
Interest expense	(19,694)	--		(19,694)
Income (loss) before income taxes	72,161	(184,293)		(112,132)
Provision (benefit) for income taxes	(11,430)	(8,207)	(G)	(19,637)
Net income (loss)	$83,591	$(176,086)		$(92,495)

Earnings (loss) per share:
Basic	$1.94			$(2.14)
Diluted	$1.90			$(2.14)

Weighted-average common shares outstanding:
Basic	43,159	--		43,159
Diluted	44,044	(885)	(H)	43,159

The accompanying notes are an integral part of these unaudited pro forma condensed consolidated financial statements.

Silicon Laboratories Inc.

Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

1. Basis of Presentation

As disclosed in Item 7.01 of this Form 8-K, Silicon Laboratories Inc. (the “Company”) completed the sale of its infrastructure and automotive business to Skyworks Solutions, Inc. for $2.75 billion in cash on July 26, 2021 (the “Sale”). The unaudited pro forma condensed consolidated financial statements included herein have been prepared based on the Company’s historical consolidated balance sheet as of April 3, 2021, condensed consolidated statement of operations for the three months ended April 3, 2021 and consolidated statements of operations for the fiscal years ended January 2, 2021, December 28, 2019 and December 29, 2018, after giving effect to the disposition of the net assets and operations related to the sold business. The accompanying pro forma adjustments give effect to the pro forma events that are 1) directly attributable to the Sale, 2) factually supportable, and 3) with respect to the pro forma condensed consolidated statements of operations, have a continuing impact on the consolidated results of operations. This disposition will be accounted for as discontinued operations in accordance with Financial Accounting Standards Board Accounting Standards Codification 205-20, Presentation of Financial Statements — Discontinued Operations.

The pro forma condensed consolidated balance sheet gives effect to the Sale as if it had occurred on April 3, 2021. The pro forma balance sheet also reflects the effects of nonrecurring items attributed directly to the Sale, including the gain on sale, net of taxes, and direct transaction costs as though the Sale occurred on April 3, 2021. The pro forma gain as of April 3, 2021 is expected to differ from the actual gain that ultimately will be recognized as of the closing date of July 26, 2021.

The pro forma condensed consolidated statements of operations give effect to the Sale as if it had occurred on December 31, 2017, the first day of our fiscal year ended December 29, 2018. The disposition adjustments reflect the elimination of revenues and direct expenses of the discontinued operations. The pro forma statements of operations do not include adjustments for nonrecurring items attributed directly to the Sale. Such items will be recorded in the consolidated financial statements for the three months ended October 2, 2021.

This pro forma financial information is presented for illustrative purposes only, and is not necessarily indicative of the operating results and financial position that might have been achieved had the Sale occurred on the dates indicated, nor are they necessarily indicative of the operating results and financial position that may occur in the future. The accompanying unaudited pro forma condensed consolidated financial statements should be read in conjunction with the audited consolidated financial statements and notes thereto for the three fiscal years in the period ended January 2, 2021, included in the Company’s Form 10-K filed with the Securities and Exchange Commission (SEC) on February 3, 2021.

2. Pro Forma Adjustments

The unaudited pro forma condensed consolidated financial statements reflect the following adjustments:

(A)	Consideration received on the Sale consisting of $2.75 billion in cash.

(B)	Removal of balances related to assets and liabilities that transferred in the Sale.

(C)	Accrual of estimated direct transaction costs.

(D)	Represents the estimated tax effect of the pro forma adjustments, including the estimated gain on sale.

(E)	Represents the retained earnings impact of the pro forma adjustments.

(F)	Represents revenues and direct expenses incurred by the discontinued component.

(G)	Represents the estimated tax effect of the pro forma adjustments.

(H)	Removal of dilutive shares due to pro forma net loss.